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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                        AMENDMENT NO. 1 TO CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 JANUARY 7, 1997
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                Date of Report (date of earliest event reported)

                             METAL MANAGEMENT, INC.
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             (Exact name of Registrant as specified in its charter)

            DELAWARE                       114836               94-2835068
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(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                         500 DEARBORN STREET, SUITE 405
                             CHICAGO, ILLINOIS 60610
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                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
       Registrant's telephone number, including area code: (312) 645-0700

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         This Amendment No. 1 to the Registrant's Current Report on Form 8-K
dated January 7, 1997 (the "Form 8-K"), is being filed for the purpose of amending Items 7(a), (b), and (c) to the Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements of Business Acquired.

         (1) The following audited financial statements of the HouTex Metals Company were attached to the Form 8-K dated January 7, 1997:

                  1.       Report of Independent Public Accountants.

                  2. Consolidated Statements of Income for the nine months ended June 30, 1996, and the years ended September 30, 1995 and 1994.

                  3. Consolidated Balance Sheets as of June 30, 1996, September 30, 1995 and 1994.

                  4. Consolidated Statements of Stockholders Equity for the nine months ended June 30, 1996, and the years ended September 30, 1995 and 1994.

                  5. Consolidated Statements of Cash Flows for the nine months ended June 30, 1996, and the years ended September 30, 1995 and 1994.

                  6.       Notes to Financial Statements.


         (2) The following updated, unaudited financial statements are attached hereto as Exhibit 99.3.

                  1. Consolidated Balance Sheets as of December 31, 1996 and 1995.

                  2. Consolidated Statements of Income for the six months ended December 31, 1996 and 1995.

                  3. Consolidated Statements of Cash Flows for the six months ended December 31, 1996 and 1995.

                  4.       Notes to Financial Statements.

(b)      Pro Forma Financial Information

         (1) The following updated, unaudited pro forma financial statements are attached hereto as Exhibit 99.4.

                  1.       Introduction to Pro Forma Financial Information.


                  2. Unaudited Pro Forma Combined Condensed Statement of Operations for the year ended March 31, 1996.

                  3. Notes to Pro Forma Financial Information as of March 31, 1996.

                  4. Unaudited Pro Forma Combined Condensed Statement of Operations for the nine months ended December 31, 1996.

                  5. Unaudited Pro Forma Combined Condensed Balance Sheet as of December 31, 1996.

                  6. Notes to Unaudited Pro Forma Financial Information as of December 31, 1996.

(c)      Exhibits.

         2.1# Merger Agreement by and among the Registrant, MTLM Merger, Inc., a Texas corporation ("Sub"), HouTex Metals Company, Inc., a Texas corporation ("HouTex"), Mike Melnik, Zalman Melnik and Clend Investment Holdings Ltd., a British Virgin Islands corporation


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                  ("Clend"), who or which constitute all of the shareholders of
                  HouTex dated as of December 10, 1996.

         2.2# First Amendment to Merger Agreement among the Registrant, Sub, HouTex, Mike Melnik, Zalman Melnik and Clend, dated as of December 10, 1996.

         10.1# Guaranty, dated as of January 7, 1997, by certain directors of the Registrant to and for the benefit of LaSalle National Bank ("LaSalle National") (re loan to Registrant).

         10.2# Guaranty, dated as of January 7, 1997, by certain directors of the Registrant to and for the benefit of LaSalle National (re loan to HouTex).

         10.3# Loan Agreement, dated as of January 7, 1997, by and among the Registrant, HouTex and LaSalle National.

         10.4# Revolver Note issued by HouTex to LaSalle National, dated January 7, 1997 ($3.5 million).

         10.5# Security Agreement, dated as of January 7, 1997, by HouTex to and for the benefit of LaSalle National.

         10.6# Term Note, dated January 7, 1997, issued by the Registrant to LaSalle National ($6.5 million).

         10.7# Subordination Agreement, dated as of January 7, 1997, by and between the Registrant and LaSalle National.

         10.8# Revolving Credit Note, dated as of January 7, 1997, issued by HouTex to the Registrant ($1 million).

         10.9# Security Agreement, dated as of January 7, 1997, by HouTex to and for the benefit of the Registrant.

         10.10# Letter Agreement, dated as of January 7, 1997, by and between the Registrant and HouTex.

         23.1#    Consent of Price Waterhouse LLP.

         99.1# Consolidated Financial Statements of HouTex as of June 30, 1996, September 30, 1995, and September 30, 1994, the nine months ended June 30, 1996, and for the fiscal years ended September 30, 1995 and 1994.

         99.2# Manually signed report of Price Waterhouse LLP relating to the Financial Statements for HouTex as of June 30, 1996, September 30, 1995, and September 30, 1994, the nine months ended June 30, 1996, and for the fiscal years ended September 30, 1995 and 1994.

         99.3 Unaudited Consolidated Financial Statements of HouTex as of December 31, 1996 and 1995, and for the six months ended December 31, 1996 and 1995.

         99.4 Unaudited Pro Forma Combined Condensed Financial Statements giving effect to the merger of the Registrant, HouTex and the MacLeod Companies as of December 31, 1996, and for the nine months ended December 31, 1996 and for the year ended March 31, 1996.

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#        Previously filed as an exhibit to Registrant's Form 8-K dated January
         7, 1997, filed January 22, 1997.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              METAL MANAGEMENT, INC.

Dated March  14, 1997                     By: /s/ Robert C. Larry
                                              -------------------
                                                  Robert C. Larry
                                                  Vice President and Chief
                                                    Financial Officer


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                                  EXHIBIT INDEX


Exhibit No.       Description
-----------       -----------

    2.1#          Consent of Price Waterhouse LLP.

    2.2# First Amendment to Merger Agreement among the Registrant, Sub, HouTex, Mike Melnik, Zalman Melnik and Clend, dated as of December 10, 1996.

    10.1# Guaranty, dated as of January 7, 1997, by certain directors of the Registrant to and for the benefit of LaSalle National Bank ("LaSalle National") (re loan to Registrant).

    10.2# Guaranty, dated as of January 7, 1997, by certain directors of the Registrant to and for the benefit of LaSalle National (re loan to HouTex).

    10.3# Loan Agreement, dated as of January 7, 1997, by and among the Registrant, HouTex and LaSalle National.

    10.4# Revolver Note issued by HouTex to LaSalle National, dated January 7, 1997 ($3.5 million).

    10.5# Security Agreement, dated as of January 7, 1997, by HouTex to and for the benefit of LaSalle National.

    10.6# Term Note, dated January 7, 1997, issued by the Registrant to LaSalle National ($6.5 million).

    10.7# Subordination Agreement, dated as of January 7, 1997, by and between the Registrant and LaSalle National.

    10.8# Revolving Credit Note, dated as of January 7, 1997, issued by HouTex to the Registrant ($1 million).

    10.9# Security Agreement, dated as of January 7, 1997, by HouTex to and for the benefit of the Registrant.

    10.10# Letter Agreement, dated as of January 7, 1997, by and between the Registrant and HouTex.

    23.1#         Consent of Price Waterhouse LLP.

    99.1# Consolidated Financial Statements of HouTex as of June 30, 1996, September 30, 1995, and September 30, 1994, the nine months ended June 30, 1996, and for the fiscal years ended September 30, 1995 and 1994.

    99.2# Manually signed report of Price Waterhouse LLP relating to the Financial Statements for HouTex as of June 30, 1996, September 30, 1995, and September 30, 1994, the nine months ended June 30, 1996, and for the fiscal years ended September 30, 1995 and 1994.

    99.3 Unaudited Consolidated Financial Statements of HouTex as of December 31, 1996 and 1995, and for the six months ended December 31, 1996 and 1995.

    99.4 Unaudited Pro Forma Combined Condensed Financial Statements giving effect to the merger of the Registrant, HouTex and the MacLeod Companies as of December 31, 1996, and for the nine months ended December 31, 1996 and for the year ended March 31, 1996.

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#        Previously filed as an exhibit to Registrant's Form 8-K dated January
         7, 1997, filed January 22, 1997.


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